AMENDED AND RESTATED AMENDMENT AGREEMENT

          The undersigned, intending legally to be bound, hereby agree that the Amendment Agreement between the undersigned, dated May 20, 1997, as previously amended, and all the exhibits thereto, shall be amended and restated to read in their entirety as follows and otherwise agree as follows:

          1. The  Certificate  of  Designations  for the  Series  D  Convertible
Preferred Stock of Genta Incorporated (the "Company") shall be amended, effective as of May 20, 1997, to read as set forth in Exhibit A hereto.

          2. The Senior Secured Convertible Bridge Notes issued on February 13, 1997 shall be amended, effective as of the date hereof, to read as set forth in Exhibits B-1 and B-2 hereto.

          3. The Company's Class A and Class B Bridge Warrants for the Purchase of Shares of Common Stock (numbers CA-1, CA-2, CB-1 and CB-2) (the "Old Bridge Warrants") shall be exchanged, effective as of the date hereof, for New Warrants (the "New Bridge Warrants") which, notwithstanding the provisions of Section 9 of the Bridge Warrants, shall read in their entirety as set forth in Exhibits CA-1, CA-2, CB-1 and CB-2 hereto, and the Old Bridge Warrants shall be cancelled.

          4. If Aries Domestic Fund, L.P. and The Aries Trust (collectively, the "Aries Funds") purchase securities in the Company's private placement commenced on May 20, 1997, then the Aries Funds will not vote or dispose of such securities or convert any such securities into, or exercise any such securities for, any shares of Common Stock of the Company, for a period of 90 days from the date of such purchase.

          5. Except as amended hereby and except for the exchange of the New Bridge Warrants for Old Bridge Warrants, the instruments and securities referred to herein shall continue in full force and effect.

          6. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Amendment Agreement as of June 23, 1997.


                         GENTA INCORPORATED


                         -------------------------------------
                         By:



                         THE ARIES FUND, A CAYMAN ISLAND TRUST



                         By: its Investment Manager, PARAMOUNT
                         CAPITAL ASSET MANAGEMENT, INC.


                         By:
                         ----------------------------
                             Name:  Lindsay A. Rosenwald, M.D.
                             Title: President



                         THE ARIES DOMESTIC FUND, L.P.



                         By: its General Partner, PARAMOUNT
                         CAPITAL ASSET MANAGEMENT, INC.


                         By:
                         ----------------------------
                             Name:  Lindsay A. Rosenwald, M.D.
                             Title: President